UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (date of earliest event reported) October 1, 2004

TERREMARK WORLDWIDE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12475	52-1981922
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 S. Bayshore Drive
Miami, Florida 33133

(Address of principal executive office)

Registrant’s telephone number, including area code (305) 856-3200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On October 1, 2004 the Company issued a press release, which is attached to this Report as Exhibit 99.1 and is hereby incorporated by reference, announcing that it had negotiated an extension to its agreement to purchase the other equity interests in the Technology Center of the Americas, LLC (“TECOTA”), the entity that owns the building in which the NAP of the Americas is housed. The Company has the option to extend the closing date for various periods through November 1, 2004 in exchange for additional deposits of an amount up to an aggregate of $991,600.

Item 9.01 Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired.

Not applicable

     (b) Pro Forma Financial Information.

Not applicable

     (c) Exhibits.

99.1	Press Release dated October 1, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERREMARK WORLDWIDE, INC.
Date: October 1, 2004	By:	/s/ Jose Segrera
		Name:	Jose Segrera
		Title:	Chief Financial Officer

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Index to Exhibits

Exhibit No.	Exhibit Title

99.1	Press Release dated October 1, 2004.

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